================================================================================

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                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                January 31, 1998
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                                   Value Line
                                   Aggressive
                                  Income Trust



                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Aggressive Income Trust

                                                    To Our Value Line Aggressive
--------------------------------------------------------------------------------

To Our Shareholders:

For the twelve months ended January 31, 1998, the Value Line Aggressive Income Trust posted a total return (changes in net asset value plus reinvestment of dividends) of 14.97%. The average high-yield bond fund's return, as measured by Lipper Analytical Services, was 13.86% over the same time period.

1997 was an excellent year for high-yield bonds, with a record number of new bonds issued and a record amount of money flowing into high-yield bond mutual funds. The Aggressive Income Trust invests in bonds which are rated below-investment-grade. We consider the financial strength ratings given in the Standard and Expanded Editions of The Value Line Investment Survey, as well as the ratings given by Moody's and Standard & Poor's. Companies issuing high-yield bonds generally have relatively high debt-to-equity and debt-to-cash flow ratios, which make them fairly sensitive to the health of the overall economy. Clearly, our economy's ability to maintain strong non-inflationary growth so late into this economic expansion has contributed significantly to the strong returns experienced in the high-yield bond market.

Industry selection is a very important portion of our management process. Historically, when high-yield companies encounter financial difficulties, the resulting defaults are concentrated within a few industries. We believe avoiding industries with weak/declining fundamentals, while focusing on those with strong/improving credit ratios will produce superior results for our shareholders over the long term. Obviously this is a dynamic situation -- different economic cross-currents are constantly changing the landscape, requiring vigilant monitoring. At the individual company level, there are numerous credit statistics that we track, and each industry has its own relevant data set. Close attention is paid to the trends of these statistics, as well as trends in each company's equity prices. We believe equity performance can be a leading indicator of high-yield bond performance, and thus monitor this data closely.

Over the past year, we have maintained substantial positions in the telecommunications services industry, and have increased our stake in the foreign telecommunications sector. Deregulation has created extraordinary telecommunications opportunities domestically. We believe the same phenomenon will occur overseas. Deregulation has also created a favorable operating atmosphere for radio broadcasters, and we will continue to take advantage of opportunities in this field as they present themselves. We also like the cable television industry because of the stability and non-cyclicality of the cash flows generated by these businesses. We continue to avoid the supermarket industry, as well as the commodity producers -- steel, paper, and chemicals. Cyclicality in these industries always concerns us, and the Asian turmoil which has surfaced over the last several months has magnified these risks.

We thank you for your continued confidence in the Value Line Aggressive Income Trust and look forward to serving your investment needs in the future.


                                             Sincerely,


                                             /s/ JEAN BERNHARD BUTTNER
                                             Jean Bernhard Buttner
                                             Chairman and President

March 5, 1998

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2

                                              Value Line Aggressive Income Trust

Income Trust Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economic expansion remains alive and well, as we make our way through the first few months of 1998. To be sure, the uptrend is not proceeding at 1997's frenetic pace, when growth averaged better than 3.5% for the full 12 months. But, with most of the key consumer and industrial markets continuing to show surprising resiliency, and with jobs still being created at a strong pace, the economy now looks as though it will expand by 2.5%-3.0% during the opening six months of the year.

Meanwhile, the difficulties in Asia seem as though they will have only a moderate effect on this nation's business uptrend going forward. Obviously, the problems afflicting that part of the globe will lead to selective reductions in demand for goods and services produced in the United States. Nevertheless, assuming that the affected nations take the remedial steps recommended by the leading international monetary authorities and the situation there begins to stabilize, the likely opening-half rate of growth could well be maintained for the balance of the year. That's a slightly better showing than we would have forecast several months earlier.

This suggests that the Federal Reserve will keep interest rates about where they are for the time being. That, in fact, would seem to be the sensible approach. The economy is still too strong and the labor markets too tight (thereby keeping alive the threat of higher inflation) for the Fed to think of relaxing the credit reins at this point. At the same time, the situation in Asia is still unresolved. And despite some hopeful signs there, at least a modest threat to our economic well being is still present. Thus, to raise rates with that uncertainty still around would likewise probably be counterproductive.

Performance Data:*
                                  1 year ended    5 years ended   10 years ended
                                    12/31/97        12/31/97         12/31/97
                                  ----------------------------------------------
Average Annual Total Return*         14.09%          13.36%           10.79%

                                  1 year ended    5 years ended   10 years ended
                                     1/31/98         1/31/98          1/31/98
                                  ----------------------------------------------
Average Annual Total Return*         14.97%          13.25%           11.07%

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

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                                                                               3

Value Line Aggressive Income Trust

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The following graph compares the performance of the Value Line Aggressive Income
Trust to that of the Lehman Brothers Aggregate Bond Index. The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                   VALUE LINE AGGRESSIVE INCOME TRUST AND THE
                          LEHMAN AGGREGATE BOND INDEX*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Value Line Aggressive               Lehman Aggregate
                             Income Trust                      Bond Index
                             ------------                      ----------
  1/1/88                        $ 9,467                           $10,000
 4/30/88                        $ 9,633                           $ 9,970
 7/31/88                        $ 9,885                           $10,088
10/31/88                        $10,030                           $10,539
 1/31/89                        $10,271                           $10,572
 4/30/89                        $10,132                           $10,762
 7/31/89                        $10,352                           $11,622
10/31/89                        $10,338                           $11,792
 1/31/90                        $10,214                           $11,795
 4/30/90                        $10,543                           $11,733
 7/31/90                        $10,591                           $12,444
10/31/90                        $ 9,511                           $12,537
 1/31/91                        $10,140                           $13,167
 4/30/91                        $11,375                           $13,515
 7/31/91                        $11,830                           $13,776
10/31/91                        $12,407                           $14,519
 1/31/92                        $12,924                           $14,882
 4/30/92                        $13,218                           $15,002
 7/31/92                        $13,755                           $15,812
10/31/92                        $13,797                           $15,947
 1/31/93                        $14,513                           $16,515
 4/30/93                        $15,594                           $16,992
 7/31/93                        $15,800                           $17,419
10/31/93                        $16,377                           $17,840
 1/31/94                        $17,234                           $18,024
 4/30/94                        $16,382                           $17,136
 7/31/94                        $16,234                           $17,438
10/31/94                        $16,179                           $17,185
 1/31/95                        $16,086                           $17,607
 4/30/95                        $16,904                           $18,390
 7/31/95                        $17,612                           $19,198
10/31/95                        $18,572                           $19,874
 1/31/96                        $19,913                           $20,591
 4/30/96                        $20,622                           $19,979
 7/31/96                        $21,838                           $20,262
10/31/96                        $22,216                           $21,036
 1/31/97                        $23,521                           $21,262
 4/30/97                        $23,372                           $21,395
 7/31/97                        $25,058                           $22,443
10/31/97                        $26,059                           $22,907
 1/31/98                        $27,042                           $23,542

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                   (Period covered is from 2/1/88 to 1/31/98)

* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns.

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4

                                              Value Line Aggressive Income Trust

Schedule of Investments                                        January 31, 1998
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                       Value
----------------------------------------------------------------------------------------------------------
UNITS (4.9%)

               ENTERTAINMENT (1.4%)
  $2,000,000   Star Choice Communication, Inc., (consisting of 13%, Senior Secured Notes and 23.16 Warrants to purchase 1 share of Common Stock, at $.01/share,
                 Warrants expire 12/15/05) due 12/15/05(1).................................  $ 2,080,000

               FOREIGN TELECOMMUNICATION SERVICES (2.0%)
   3,500,000   Colt Telecom Group PLC, (consisting of Senior Discount Notes and Warrants to purchase 19.698 ordinary shares @(pound)0.10/share,
                 zero coupon until 12/15/01, 12% thereafter), due 12/15/06.................    2,869,965

               TELECOMMUNICATION SERVICES (1.5%)
   2,000,000   Allegiance Telecom Inc., (consisting of Senior Discount Notes and Warrants to purchase .0034224719 shares of common stock @ $.01/share, Warrants expire 2/3/08, zero coupon until 2/15/03, 11 3/4% thereafter), due 2/15/08(1) 1,125,000
   2,000,000   KMC Telecom Holdings Inc., (consisting of Senior Discount Note and Warrants to purchase .21785 shares of common stocks, @ $.01/share, Warrants expire 4/15/08, zero coupon until 2/15/03, 12 1/2% thereafter) due 2/15/08(1) 1,105,000
                                                                                             -----------
                                                                                               2,230,000
                                                                                             -----------
               TOTAL UNITS (Cost $6,547,686) ..............................................    7,179,965
                                                                                             -----------

CORPORATE BONDS & NOTES (80.7%)

               ADVERTISING (1.4%)
   2,000,000   Outdoor Systems, Inc., Senior, Sub. Notes, 8 7/8%, 6/15/07..................    2,110,000

               AIR TRANSPORT (1.1%)
   1,500,000   Kitty Hawk Inc., Senior Notes, 9.95%, 11/15/04(1)...........................    1,569,375

               CABLE TV (8.1%)
   2,000,000   Century Communications Corp., Senior Notes, 8 3/4%, 10/1/07.................    2,085,000
   1,000,000   Frontiervision Operating Partners LP, Capital Corp.,
                 Senior Sub. Notes, 11%, 10/15/06..........................................    1,121,250
   1,265,000   Olympus Communications LP Capital Corp.,
                 Senior Notes, Series "B", 10 5/8%, 11/15/06...............................    1,416,800
   2,000,000   Optel Inc., Senior Notes, Series "B", 13%, 2/15/05..........................    2,177,500
   1,000,000   RCN Corp., Senior Notes, 10%, 10/15/07(1)...................................    1,070,000
   2,000,000   Rogers Cablesystems Ltd., Senior Secured Second
                 Priority Debenture, 10%, 12/1/07..........................................    2,247,500
   2,000,000   United International Holdings, Inc., Senior Secured Discount Notes,
                 Series "B", 11/15/99, (zero coupon).......................................    1,767,500
                                                                                             -----------
                                                                                              11,885,550

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                                                                               5

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                       Value
----------------------------------------------------------------------------------------------------------
               CHEMICAL-SPECIALTY (0.8%)
  $1,061,000   NL Industries Inc., Senior Secured Notes, 11 3/4%, 10/15/03.................  $ 1,181,689

               COAL/ALTERNATE ENERGY (1.4%)
   2,000,000   AES Corp., Senior Sub. Notes, 8 1/2%, 11/1/07(1)............................    2,050,000

               ENTERTAINMENT (5.5%)
   1,000,000   Busse Broadcasting Corp., Senior Secured Notes, 11 5/8%, 10/15/00...........    1,080,000
   2,000,000   Chancellor Media Corp., Senior Sub. Notes, Series "B", 8 3/4%, 6/15/07......    2,070,000
     500,000   Commodore Media Inc., Senior Sub. Notes, (7 1/2%, until 5/1/98,
                 13 1/4% thereafter), 5/1/03...............................................      558,750
   2,000,000   Jacor Communications Co., Guaranteed Senior Sub. Notes, 9 3/4%, 12/15/06....    2,175,000
   1,000,000   Paxson Communicating Corp., Senior Sub. Notes, 11 5/8%, 10/1/02.............    1,075,000
   1,000,000   SFX Broadcasting Inc., Senior Sub. Notes, Series "B", 10 3/4%, 5/15/06......    1,113,750
                                                                                             -----------
                                                                                               8,072,500

               FINANCIAL SERVICES (2.1%)
     650,000   Homeside Inc., Senior Secured Second Priority Notes, 11 1/4%, 5/15/03.......      773,500
   2,000,000   Ocwen Financial Corp., Notes, 11 7/8%, 10/1/03..............................    2,260,000
                                                                                             -----------
                                                                                               3,033,500

               FOREIGN TELECOMMUNICATIONS (9.6%)
   1,000,000   Call-Net Enterprises Inc., Senior Discount Notes, (zero coupon until 8/15/02,
                 9.27%, thereafter) 8/15/07................................................      692,500
   2,000,000   Clearnet Communications Inc., Senior Discount Notes, (zero coupon until
                 12/15/00, 14 3/4%, thereafter) 12/15/05...................................    1,632,500
   2,000,000   Diamond Cable Communication PLC, Senior Discount Notes,
                 (zero coupon until 2/15/02, 10 3/4%, thereafter) 2/15/07..................    1,377,500
   2,000,000   Esprit Telecommunication Group PLC, Senior Notes, 11 1/2%, 12/15/07.........    2,145,000
   2,000,000   Facilicom International Inc., Senior Notes, 10 1/2%, 1/15/08(1).............    2,070,000
     500,000   Fonorola Inc., Senior Secured Notes, 12 1/2%, 8/15/02.......................      560,000
   2,000,000   Microcell Telecommunications, Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 12/1/01, 14%, thereafter), 6/1/06......................    1,440,000
   3,000,000   Primus Telecommunications Group Inc., Senior Notes, 11 3/4%, 8/1/04.........    3,333,750
   1,000,000   Telegroup Inc., Senior Discount Notes, (zero coupon until 5/1/00,
                 10 1/2%, thereafter) 11/1/04(1)...........................................      821,250
                                                                                             -----------
                                                                                              14,072,500

               FURNITURE/HOME FURNISHINGS (3.4%)
   2,635,000   Cort Furniture Rental Co., Senior Notes, 12%, 9/1/00........................    2,901,794
   2,000,000   Sealy Mattress Co., Senior Sub. Notes, 9 7/8%, 12/15/07(1)..................    2,105,000
                                                                                             -----------
                                                                                               5,006,794

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6

                                              Value Line Aggressive Income Trust

                                                                January 31, 1998
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                       Value
----------------------------------------------------------------------------------------------------------
               HOTEL/GAMING (2.9%)
  $2,000,000   HMH Properties Inc., Senior Notes, Series "B", 9 1/2%, 5/15/05..............  $ 2,145,000
   2,000,000   Trump Atlantic City Associates/Funding Inc.,
                 Secured First Mortgage Notes, 11 1/4%, 5/1/06.............................    2,080,000
                                                                                             -----------
                                                                                               4,225,000

               MACHINERY (4.2%)
   1,845,000   Hawk Corp., Senior Notes, 10 1/4%, 12/1/03..................................    2,006,437
   2,000,000   International Knife & Saw, Inc., Senior Sub. Notes, 11 3/8%, 11/15/06.......    2,180,000
   2,000,000   Wyman-Gordon Co., Senior Notes, 8%, 12/15/07................................    2,049,520
                                                                                             -----------
                                                                                               6,235,957

               MARITIME (1.9%)
   1,000,000   Global Ocean Carriers Ltd., Senior Notes, 10 1/4%, 7/15/07..................      898,750
   2,000,000   PanOceanic Bulk Carriers Ltd.,
                 First Preferred Ship Mortgage Notes, 12% 12/15/07(1)......................    1,957,500
                                                                                             -----------
                                                                                               2,856,250

               MEDICAL SERVICES (2.8%)
   2,000,000   Tenet HealthCare Corp., Senior Sub. Notes, 8 5/8%, 1/15/07..................    2,100,220
   2,000,000   Vencor Inc., Senior Sub. Notes, 8 5/8%, 7/15/07.............................    2,055,000
                                                                                             -----------
                                                                                               4,155,220

               METAL FABRICATING (2.6%)
   1,500,000   International Utilities Structures Inc., Senior Sub. Notes, 10 3/4%, 2/1/08(1)  1,533,750
   2,000,000   Neenah Corp., Senior Sub. Notes, Series "B", 11 1/8%, 5/1/07................    2,222,500
                                                                                             -----------
                                                                                               3,756,250

               METALS & MINING-DIVERSIFIED (0.8%)
   1,000,000   Westmin Resources Limited, Senior Secured Notes, 11%, 3/15/07...............    1,150,000

               NATURAL GAS-DIVERSIFIED (3.2%)
   2,000,000   Mariner Energy Inc., Senior Sub. Notes, Series "B", 10 1/2%, 8/1/06.........    2,072,500
   2,500,000   National Energy Group Inc., Senior Notes, Series "D", 10 3/4%, 11/1/06......    2,596,875
                                                                                             -----------
                                                                                               4,669,375

               OFFICE EQUIPMENT & SUPPLIES (1.0%)
   1,350,000   Mail-Well Corp., Senior Sub. Notes, 10 1/2%, 2/15/04........................    1,454,625

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                                                                               7

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                       Value
----------------------------------------------------------------------------------------------------------
               OILFIELD SERVICES/EQUIPMENT (5.8%)
  $2,000,000   Cliffs Drilling Co., Senior Guaranteed Notes, Series "D", 10 1/4%, 5/15/03..  $ 2,187,500
   1,000,000   Deeptech International, Senior Secured Notes, 12%, 12/15/00.................    1,067,500
   1,000,000   First Wave Marine Inc., Senior Notes, 11%, 2/1/08...........................    1,032,500
   2,000,000   Offshore Logistics Inc., Senior Notes, 7 7/8%, 1/15/08(1)...................    2,005,000
   2,000,000   Pride Petroleum Services, Inc., Senior Notes, 9 3/8%, 5/1/07................    2,165,000
                                                                                             -----------
                                                                                               8,457,500

               PAPER & FOREST PRODUCTS (0.7%)
   1,000,000   Stone Container Corp., Senior Sub. Units, (consisting of 10 3/4%,
                 Senior Sub. Debentures, Series "B", and 1 1/2% Supplemental
                 Interest Certificates) 12 1/4%, 4/1/02....................................    1,028,750

               PETROLEUM-PRODUCING (1.4%)
   2,000,000   Coho Energy Inc., Senior Sub. Notes, 8 7/8%, 10/15/07.......................    2,007,500

               RETAIL SPECIAL LINES (1.4%)
   2,000,000   Commemorative Brands Inc., Senior Sub. Notes, 11%, 1/15/07..................    2,022,500

               RETAIL STORE (0.7%)
   1,000,000   Eye Care Centers of America, Inc., Senior Notes, 12%, 10/1/03...............    1,090,000

               TELECOMMUNICATION SERVICES (16.5%)
   1,000,000   American Communications Services Inc., Senior Notes, 13 3/4%, 7/15/07(1)....    1,210,000
   1,000,000   Cencall Communications Inc., Senior Discount Notes,
                 (zero coupon until 1/15/99, 10 1/8% thereafter) 1/15/04...................      970,000
   2,000,000   Dobson Communications Corp., Senior Notes, 11 3/4%, 4/15/07.................    2,187,500
   1,600,000   GST USA Inc., Senior Discount Notes,
                 (zero coupon until 12/15/00, 13 7/8% thereafter), 12/15/05................    1,330,000
   2,000,000   HighwayMaster Communications Inc., Senior Sub. Notes,
                 Guaranteed, Series "B", 13 3/4%, 9/15/05..................................    2,095,000
   1,000,000   Hyperion Telecommunications Inc., Senior Discount Notes,
                 Series "B", (zero coupon until 4/15/01, 13% thereafter) 4/15/03...........      765,000
     750,000   Hyperion Telecommunications Inc., Senior Secured Notes
                 Series "B", 12 1/4%, 9/1/04...............................................      860,625
   1,000,000   ICG Holdings Inc., Senior Discount Notes,
                 (zero coupon until 3/15/02, 11 5/8% thereafter) 3/15/07...................      715,000
   2,500,000   IXC Communications Inc., Senior Notes, Series "B" 12 1/2%, 10/1/05..........    2,893,750
   1,000,000   Intermedia Communications Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 7/15/02, 11 1/4%, thereafter) 7/15/07..................      731,250
   2,000,000   MGC Communications Inc., Senior Notes, 13%, 10/1/04(1)......................    2,000,000
   1,000,000   Nextel Communications Inc., Senior Discount Notes,
                 (zero coupon until 9/15/02, 10.65% thereafter) 9/15/07....................      662,500

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8

                                              Value Line Aggressive Income Trust

                                                                January 31, 1998
--------------------------------------------------------------------------------

   Principal
    Amount
   or Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
  $2,000,000   Omnipoint Corp., Senior Notes, Series "A", 11 5/8%, 8/15/06.................  $ 2,192,500
   2,000,000   Orion Network Systems, Inc., Senior Discount Notes,
                 (zero coupon until 1/15/02, 12 1/2%, thereafter) 1/15/07..................    1,520,000
   3,000,000   Sprint Spectrum LP, Financial, Senior Discount Notes,
                 (zero coupon until 8/15/01, 12 1/2%, thereafter) 8/15/06..................    2,475,000
   1,500,000   Teligent Inc., Senior Notes, 11 1/2%, 12/1/07...............................    1,575,000
                                                                                             -----------
                                                                                              24,183,125

               THRIFT (1.4%)
   2,000,000   First Palm Beach Bancorp, Inc., Senior Debentures, Series "B", 10.35%, 6/30/02  2,125,000
                                                                                             -----------

               TOTAL CORPORATE BONDS & NOTES (Cost $113,656,719) ..........................  118,398,960
                                                                                             -----------

PREFERRED BONDS & NOTES (1.4%)

               FINANCIAL SERVICES (1.4%)
   2,000,000   BankUnited Capital Trust, Pfd. Securities, Series A, 10 1/4%, 12/31/26......    2,065,000
                                                                                             -----------

               TOTAL PREFERRED BONDS & NOTES (Cost $2,040,000) ............................    2,065,000
                                                                                             -----------

PREFERRED STOCKS (3.1%)

               ENTERTAINMENT (1.6%)
       2,133   Spanish Broadcasting Systems Inc., 14 1/4%,
                 Senior Pfd exchangeable Stock 3/15/05(1)(3)...............................    2,271,645

               TELECOMMUNICATIONS SERVICES (1.5%)
         638   ICG Holdings Inc., 14 1/4%, Senior Pfd exchangeable Stock 5/1/07(3).........      746,460
      22,957   Nextlink Communication Inc., 14%, Senior Pfd exchangeable Stock 2/1/09(3)...    1,429,094
                                                                                             -----------
                                                                                               2,175,554
                                                                                             -----------
               TOTAL PREFERRED STOCKS (Cost $3,669,473) ...................................    4,447,199
                                                                                             -----------

COMMON STOCKS (0.1%)

               CABLE TV (0.0%)
       2,000   Optel Inc. (non-voting)(1)..................................................           20

               TELECOMMUNICATION SERVICES (0.1%)
      17,657   GST Telecommunications Inc. ................................................      198,641
                                                                                             -----------

               TOTAL COMMON STOCK (Cost $181,603) .........................................      198,661
                                                                                             -----------

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                                                                               9

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

   Number of
    Warrants                                                                                     Value
----------------------------------------------------------------------------------------------------------
WARRANTS (0.6%)

               CABLE TV (0.0%)
       9,500   American Telecasting Inc. (to purchase Common Stock,
                 @ $12.65, expire 6/15/99) (2).............................................  $        95

               ENTERTAINMENT (0.3%)
       2,000   Spanish Broadcasting Systems, Inc. (to purchase Common Stock @ $.01,
                 expire 6/30/99)(1)(2).....................................................      400,000

               FOREIGN TELECOMMUNICATION SERVICES (0.0%)
       6,600   Clearnet Communication Inc. (to purchase class "A" non-voting shares,
                 @$16.36, expire 9/15/05)(1)(2)............................................       39,600
       3,000   Primus Telecommunications Group Inc., (to purchase Common Stock,
                 @$9.075, expire 8/1/04)(2)................................................       60,000
                                                                                             -----------
                                                                                                  99,600

               RETAIL STORE (0.0%)
         500   Eye Care Centers of America, (to purchase Common Stock, expire 10/1/03)(2)..        1,750

               TELECOMMUNICATION SERVICES (0.3%)
       6,005   Advance Radio Telecom Corp., (to purchase Common Stock,
                 @$.01, expire 11/12/06)(1)(2).............................................       54,045
       2,000   Highwaymaster Communication Inc., (to purchase 6.56 shares of Common Stock
                 @$9.625, expire 1/1/00)(1)(2).............................................       20,000
       4,125   ICG Holdings Inc. (to purchase Common Stock, @$12.51 expire 10/15/05(1)(2)..       70,125
         500   Intermedia Communication of Florida (to purchase 2.19 shares of Common Stock,
                 @ $10.86, expire 6/1/00)(1)(2)............................................       52,500
       2,095   Ionica PLC (to purchase 34.7 shares of Common Stock, @ stg(pound)10,
                 expire 8/15/06)(1)(2).....................................................       83,800
       2,000   MGC Communication Inc., (to purchase 8.07 shares of Common Stock,
                 @$.01, expire 10/1/04)(1)(2)..............................................       60,000
       4,000   Microcell Telecommunications Inc. "Conditional" (to purchase 3.072 class "B"
                 non-voting shares, @CAD $.01, expire 06/1/06)(1)(2).......................       50,000
       1,000   Nextel Communications Inc., Series "A", (to purchase Common Stock,
                 expire 4/25/99)(2)........................................................           10
       2,000   Orion Network Systems Inc., (to purchase 0.6628 shares of Common Stock,
                 @$.01, expire 1/15/07)(2).................................................       24,000
                                                                                             -----------
                                                                                                 414,480
                                                                                             -----------

               TOTAL WARRANTS (Cost $564,644) .............................................      915,925
                                                                                             -----------

               TOTAL INVESTMENT SECURITIES (90.8%)
                 (Cost $126,660,125) ......................................................  133,205,710

--------------------------------------------------------------------------------
10

                                              Value Line Aggressive Income Trust

                                                                January 31, 1998
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                       Value
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.4%)
   (including accrued interest)
 $12,300,000   Collateralized by $12,122,000 U.S. Treasury Notes 6 1/4%,
                 due 7/31/98 with a value of $12,553,682 (With UBS Securities LLC, 5.55%, dated 1/30/98, due 2/2/98 delivery value $12,305,689)..................... $ 12,301,896

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (.8%) ......................................    1,204,359
                                                                                            ------------

NET ASSETS (100.0%) ....................................................................... $146,711,965
           ======                                                                           ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER OUTSTANDING SHARE ..................................................................        $8.66
                                                                                            ============

(1)  144A Security where certain conditions for public sale may exist.

(2)  Non-income producing security

(3) PIK (Payment-in-kind).  Interest payment is made with additional securities.






See Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                              11

Value Line Aggressive Income Trust

Statement of Assets and Liabilities
at January 31, 1998
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                   (in thousands
                                                                      except
                                                                     per share
                                                                      amount)
                                                                   ------------
Assets:
Investment securities, at value
  (cost-- $126,660) ........................................        $ 133,205
Repurchase agreement (cost $12,302) ........................           12,302
Cash .......................................................               81
Receivable for securities sold .............................            3,061
Interest receivable ........................................            2,521
Receivable for trust shares sold ...........................              489
                                                                    ---------
    Total Assets ...........................................          151,659
                                                                    ---------
Liabilities:
Payable for securities purchased ...........................            4,446
Payable for trust shares repurchased .......................               48
Dividends payable to shareholders ..........................              284
Accrued expenses:
  Advisory fee .............................................               81
  Other ....................................................               88
                                                                    ---------
    Total Liabilities ......................................            4,947
                                                                    ---------
Net Assets: ................................................        $ 146,712
                                                                    =========
Net Assets:
Capital Stock, at $.01 par value
  (authorized unlimited,
  outstanding 16,941,670 shares
  of beneficial interest) ..................................        $     169
Additional paid-in capital .................................          146,397
Accumulated net realized loss
  on investments ...........................................           (6,425)
Undistributed net investment income ........................               26
Net unrealized appreciation
  of investments ...........................................            6,545
                                                                    ---------
    Net Assets .............................................        $ 146,712
                                                                    =========
Net Asset Value, Offering and
  Redemption Price
  per Outstanding Share ....................................        $    8.66
                                                                    =========


Statement of Operations
for the Year Ended January 31, 1998
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                  (in thousands)
                                                                   ------------

Investment Income:
Interest income ...........................................         $ 10,082
Other income ..............................................              139
                                                                    --------
                                                                      10,221
                                                                    --------
Expenses:
Advisory fee ..............................................              787
Transfer agent fees .......................................               55
Registration and filing fees ..............................               45
Auditing and legal fees ...................................               39
Taxes and other expenses ..................................               38
Custodian fees ............................................               29
Printing, checks and stationery ...........................               24
Trustees' fees and expenses ...............................               15
                                                                    --------
    Total Expenses before
      custody credits .....................................            1,032
    Less custody credits ..................................              (13)
                                                                    --------
    Net Expenses ..........................................            1,019
                                                                    --------
Net Investment Income .....................................            9,202
                                                                    --------
Realized and unrealized Gain
  on Investments
  Realized Gain-- Net .....................................            1,969
  Change in Unrealized
    Appreciation-- Net ....................................            4,599
                                                                    --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ..........................................            6,568
                                                                    --------
Net Increase in Net Assets
  from Operations .........................................         $ 15,770
                                                                    ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                              Value Line Aggressive Income Trust

Statement of Changes in Net Assets
for the Years Ended January 31, 1998 and 1997
--------------------------------------------------------------------------------
                                                             1998         1997
                                                         -----------------------
                                                          (Dollars in thousands)

Operations:
  Net investment income ..............................   $   9,202    $   5,412
  Realized gain on investments-- Net .................       1,969        3,979
  Change in net unrealized appreciation ..............       4,599          334
                                                         -----------------------
  Net increase in net assets from operations .........      15,770        9,725
                                                         -----------------------

Distributions to Shareholders:
  Net investment income ..............................      (9,192)      (5,396)
                                                         -----------------------

Trust Share Transactions:
  Net proceeds from sale of shares ...................     130,541      103,830
  Net proceeds from reinvestment of
   distributions to shareholders .....................       6,131        3,613
                                                         -----------------------
                                                           136,672      107,443
  Cost of shares repurchased .........................     (80,303)     (69,783)
                                                         -----------------------
  Increase from share transactions ...................      56,369       37,660
                                                         -----------------------

Total Increase in Net Assets .........................      62,947       41,989

Net Assets:
  Beginning of year ..................................      83,765       41,776
                                                         -----------------------
  End of year ........................................   $ 146,712    $  83,765
                                                         =======================

Undistributed net investment income at end of year ...   $      26    $      16
                                                         =======================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                              13

Value Line Aggressive Income Trust

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers' inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market.

(B) Repurchase Agreements. In connection with repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

--------------------------------------------------------------------------------
14

                                              Value Line Aggressive Income Trust

                                                                January 31, 1998
--------------------------------------------------------------------------------

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

For the year ended January 31, 1998, permanent book tax differences due mainly to the expiration of capital loss carryovers of $626,000 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:
                                                         1998             1997
                                                        ------------------------
                                                            (in thousands)
Shares sold ..................................          15,725           13,168
Shares issued to shareholders
  in reinvestment
  of dividends ...............................             735              458
                                                       -------          -------
                                                        16,460           13,626
Shares repurchased ...........................          (9,722)          (8,887)
                                                       -------          -------
Net increase .................................           6,738            4,739
                                                       =======          =======

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                   Year Ended
                                                                January 31, 1998
                                                                 --------------
                                                                 (in thousands)
PURCHASES:
  Investment Securities ..................................          $295,105
                                                                    ========

SALES:
  Investment Securities ..................................          $236,987
                                                                    ========

At January 31, 1998, the aggregate cost of investments in securities for Federal income tax purposes was $138,962,040. The aggregate appreciation and depreciation of investments at January 31, 1998 based on a comparison of investment values and their costs for Federal income tax purposes, was $7,038,637 and $493,053, respectively, resulting in a net appreciation of $6,545,584.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 1998 of approximately $6,425,000, of which $3,439,000 will expire in 1999, $600,000 in 2000 and $2,386,000 in 2003. During the years' ended January 31, 1998, the Trust utilized prior year's carryover losses of approximately $1,816,000 to offset net realized gains. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $786,852 was paid or payable to Value Line, Inc. (the Adviser), for the year ended January 31, 1998. This was computed at an annual rate of 3/4 of 1% per year on the first $100 million of the Trust's average daily net assets for the period, and 1/2 of 1% on the average net

--------------------------------------------------------------------------------
                                                                              15

Value Line Aggressive Income Trust

Notes to Financial Statements                                   January 31, 1998
--------------------------------------------------------------------------------

assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At January 31, 1998, the Adviser owned 735,194 shares of beneficial interest in the Trust, representing 4.34% of the outstanding shares.

In addition, certain officers and Trustees owned 14,883 shares of beneficial interest in the Trust, representing .09% of the outstanding shares.

--------------------------------------------------------------------------------
16

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

                                                               Year Ended January 31,
                                               --------------------------------------------------------
                                                1998        1997         1996        1995         1994
                                               ------      ------       ------      ------       ------
Net asset value, beginning of year ........    $ 8.21      $ 7.64       $ 6.80      $ 8.00       $ 7.35
                                               --------------------------------------------------------

  Income from investment operations:
    Net investment income .................       .72         .75          .69         .68          .67
    Net gains or losses on securities
      (both realized and unrealized) ......       .45         .57          .85       (1.20)         .65
                                                 ------------------------------------------------------
      Total from investment operations ....      1.17        1.32         1.54        (.52)        1.32
                                                 ------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..      (.72)       (.75)        (.70)       (.68)        (.67)
                                                 ------------------------------------------------------
    Change in net assets ..................       .45         .57          .84       (1.20)         .65
                                                 ------------------------------------------------------
Net asset value, end of year ..............    $ 8.66      $ 8.21       $ 7.64      $ 6.80       $ 8.00
                                             ==========================================================
Total return ..............................     14.97%      18.12%       23.79%      (6.66%)      18.74%
                                             ==========================================================

Ratios/Supplemental Data
Net assets, end of year (in thousands) ....  $146,712     $83,765      $41,776     $29,760      $46,223
Ratio of expenses to average net assets....       .95%       1.10%        1.22%       1.27%        1.20%
Ratio of net investment income to
  average net assets.......................      8.60%       9.70%        9.67%       9.23%        8.84%
Portfolio turnover rate ...................       251%        276%         284%        221%         320%

See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                              17

Value Line Aggressive Income Trust

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Value Line Aggressive Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Income Trust (the "Trust") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 25, 1998

--------------------------------------------------------------------------------
18

                                              Value Line Aggressive Income Trust

Shareholders Meeting Results (unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of Value Line Aggressive Income Trust was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Trustees to serve until their successors are duly elected and qualified.

         Trustees              For            Withheld       Broker Non-Voters*
         --------           --------          --------        ----------------
   Jean Bernhard Buttner    8,079,785         216,450                 0
   John W. Chandler         8,065,722         230,514                 0
   Leo R. Futia             8,069,436         226,799                 0
   David H. Porter          8,045,343         250,892                 0
   Paul Craig Roberts       8,065,203         231,033                 0
   Nancy-Beth Sheerr        8,071,386         224,849                 0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending January 31, 1998.

       For                  Against           Abstain        Broker Non-Voters*
    --------                -------           -------         ----------------
    8,024,035               66,212            205,988                 0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

--------------------------------------------------------------------------------
                                                                              19

Value Line Aggressive Income Trust

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
20

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

     This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).


                                                                      VLF#801264